Air T, Inc. Announces Completion of $4.0 million Private Placement of Trust Preferred Securities CHARLOTTE, NC, November 28, 2023 — Today The Company announces the completion of a private placement of $4.0 million of its 8% Trust Preferred Securities (NASDAQ: AIRTP) at a price of $17.00 per share for a 12.1% yield to maturity. This offering complements the Company’s currently active program to sell up to $5.4 million of 8% Trust Preferred Securities (“TruPs”) through its at-the-market offering. The principal buyers of the private placement were its largest shareholder and their affiliates. Moreover, the private placement buyers have an option to buy an additional $4.0 million at the same $17.00 per-share price. The Company anticipates that it will more likely than not be offering additional TruPs under its at-the-market offering at the same $17.00 per share price or better, for a 12.1% or better yield to maturity. Balancing its growth initiates and cost of capital, and in consultation with Directors and Management, the Company has concluded that its limited TruPs offerings are a prudent step at this time. Growth is funded and common equity dilution is avoided. Initiatives made possible by this nearly 30-year capital include: • Expansion of Global Ground Support’s (“GGS”) balance sheet — including investment into an entirely new line of regional deicers for the 2024-2025 season. • Investments into leases on aircraft and engine assets, including through the LP interests of its Aircraft Asset Management Joint Venture, which we believe have returns consistently outpacing the Company’s cost of capital. • Expansion of maintenance programs for the Company’s recently-acquired subsidiary, Worldwide Aviation Services’ numerous ATR, SAAB 340 and Embraer operators— including expansion to satisfy growing demand from a large leasing company. • Expanding working capital needs of Mountain Air Cargo associated with adding 13 aircraft during calendar 2023 in support of its largest air cargo customer. • Continued investment into its expanding software business, including into Ambry Hill Technologies with its recognized ‘game changer’ software suite for aviation parts traders, distributors and maintenance facilities. • Funding commercial printing equipment sales growth at Delphax Solutions, Inc., which has achieved 186% year-over-year revenue growth thus far in Fiscal 2024. NOTE REGARDING STAKEHOLDER QUESTIONS If you have questions related to this release or other Air T matters, please use our interactive Q&A capability, through Slido.com, accessible from our website, to submit your questions. We intend to keep that link open and available for shareholder questions. Questions submitted through Slido will be answered “live” and in writing at our Annual Meeting, and via a written response on a quarterly basis. Note that legal and pragmatic requirements restrict us from answering every question posted, yet we intend to address all reasonable and relevant questions with a written answer. ABOUT AIR T, INC. Established in 1980, Air T Inc. is a portfolio of powerful businesses and financial assets, each of which is independent yet interrelated. Its core segments are overnight air cargo, aviation ground support equipment manufacturing and sales, commercial jet engines and parts, and corporate and other. We seek to expand, strengthen and diversify Air T’s after-tax cash flow per share. Our goal is to build Air T’s core businesses, and when appropriate, to expand into adjacent and other industries. We seek to activate growth and overcome challenges while delivering meaningful value for all stakeholders. For more information, visit www.airt.net. FORWARD-LOOKING STATEMENTS Certain statements in this press release, including those contained in “Overview,” are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements include those preceded by, followed by or that include the words “believes”, “pending”, “future”, “expects,” “anticipates,” “estimates,” “depends” or similar expressions. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements, because of, among other things, potential risks and uncertainties, such as: • An inability to finance our operations through bank or other financing or through the sale of issuance of debt or equity securities as a result of the existence of substantial doubt about our ability to continue as a going concern; • Economic and industry conditions in the Company’s markets; • The risk that contracts with FedEx could be terminated or adversely modified; • The risk that the number of aircraft operated for FedEx will be reduced; • The risk that GGS customers will defer or reduce significant orders for deicing equipment; • The impact of any terrorist activities on United States soil or abroad; • The Company’s ability to manage its cost structure for operating expenses, or unanticipated capital requirements, and match them to shifting customer service requirements and production volume levels; • The Company's ability to meet debt service covenants and to refinance existing debt obligations; • The risk of injury or other damage arising from accidents involving the Company’s overnight air cargo operations, equipment or parts sold and/or services provided; • Market acceptance of the Company’s commercial and military equipment and services; • Competition from other providers of similar equipment and services; • Changes in government regulation and technology; • Changes in the value of marketable securities held as investments; • Mild winter weather conditions reducing the demand for deicing equipment; • Market acceptance and operational success of the Company’s relatively new aircraft asset management business and related aircraft capital joint venture; and • Despite our current indebtedness levels, we and our subsidiaries may still be able to incur substantially more debt, which could further exacerbate the risks associated with our substantial leverage. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. CONTACT Air T, Inc. Brian Ochocki, CFO bochocki@airt.net 612-843-4302